UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of Principal Executive Offices)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The disclosure set forth below under Items 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On December 19, 2016, and as previously disclosed in a Current Report on Form 8-K filed on December 20, 2016 (the “Initial Report”), Destination Maternity Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Orchestra-Prémaman S.A. (“Orchestra”) and its wholly owned subsidiary, US OP Corporation (“Merger Sub”), pursuant to which it was contemplated that Merger Sub would merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Orchestra (the “Merger”). On the same date, and in connection with the Merger Agreement, the Company also entered into a Governance Agreement with Parent and certain of its affiliates (the “Governance Agreement”). The descriptions of the Merger Agreement and Governance Agreement contained in the Initial Report are incorporated by reference herein.

On July 27, 2017, the Company, Orchestra, and certain other affiliates of Orchestra entered into a Termination Agreement (the “Termination Agreement”) pursuant to which they agreed to terminate the Merger Agreement and various ancillary agreements entered into in connection with and in contemplation of the Merger, in each case effective immediately. Orchestra, directly and through its affiliates, continues to beneficially own 1,922,820 of the Company’s outstanding common stock.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, which is incorporated by reference herein and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On July 27, 2017, the Company issued a press release regarding termination of the Merger Agreement and related agreements and execution of the Termination Agreement. The text of the press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Termination Agreement, dated July 27, 2017, by and among the Company, Orchestra, Merger Sub, Yeled Invest S. à r. l, and Orchestra-Prémaman USA Inc.

99.1	Press release of the Company issued July 27, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 27, 2017	DESTINATION MATERNITY CORPORATION

	By:	/s/ Ronald J. Masciantonio
Ronald J. Masciantonio
Executive Vice President & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement, dated July 27, 2017, by and among the Company, Orchestra, Merger Sub, Yeled Invest S. à r. l, and Orchestra-Prémaman USA Inc.

99.1	Press release of the Company issued July 27, 2017.